GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated January 12, 2015 to the

Prospectus dated April 30, 2014, as supplemented

(the “Prospectus”)

The Board of Trustees of Goldman Sachs Trust II recently approved a change to the Fund’s fiscal year end. Effective October 1, 2015, the Fund’s fiscal year end will be changed from December 31 to October 31.

This Supplement should be retained with your Prospectus for future reference.

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